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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
CONTINENTAL MATERIALS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONTINENTAL MATERIALS CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2005 annual meeting of stockholders of Continental Materials Corporation (the "Company") will be held at LaSalle Bank, 540 West Madison Street, Chicago, Illinois 60606 on Wednesday, May 25, 2005, at 10:00 a.m. CST, to consider and act upon the following matters:

          (a)   The election of three directors to serve until the 2008 annual meeting or until their successors are duly elected and qualified;

          (b)   The ratification of the appointment of PricewaterhouseCoopers LLP ("PwC") as independent registered public accounting firm for the Company for the 2005 fiscal year; and

          (c)   The transaction of such other business as may properly be presented at the meeting.

        Only stockholders of record at the close of business on April 22, 2005 are entitled to notice of and to vote at the annual meeting or any adjournment thereof. A list of these stockholders will be available to any stockholder, for any germane reason, at the Company's office, 200 South Wacker Drive, Chicago, Illinois, for ten days preceding the meeting and will also be available for inspection at the meeting.

        Accompanying this notice are the Annual Report for the fiscal year ended January 1, 2005, a proxy statement, a form of proxy, and an envelope for returning the executed proxy to the Company. Even if you plan to attend the Annual Meeting in person, please read these proxy materials and cast your vote on the enclosed proxy as soon as possible. Be sure to sign and date the proxy prior to returning it. Any proxy given by a stockholder may be revoked by such stockholder at anytime prior to the voting of the proxy at the annual meeting.

        We would also like to remind you that we have mailed to you an Offer to Purchase and other documents related to our self tender offer. Because the record date for the Annual Meeting is April 22, 2005, you have the ability to vote your shares at this Annual Meeting whether or not you tender your shares in the self tender offer. We urge you to vote regardless of whether you intend to tender your shares so that we may ensure that a quorum is present for the Annual Meeting. Please refer to the Offer to Purchase and related documents for more information about the tender offer.

By Order of the Board of Directors,

Mark S. Nichter Secretary
Chicago, Illinois April 29, 2005

CONTINENTAL MATERIALS CORPORATION
200 South Wacker Drive
Chicago, Illinois 60606

Annual Meeting of Stockholders
PROXY STATEMENT

GENERAL INFORMATION

        The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board") of Continental Materials Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of the Company's stockholders to be held at 10:00 a.m. CST on May 25, 2005, at LaSalle Bank, 540 West Madison Street, Chicago, Illinois 60606. Any properly executed proxy may be revoked by the executing stockholder at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person. All proxies duly executed and received will be voted on all matters presented at the meeting. Where a specification as to any matter is indicated, the proxy will be voted in accordance with such specification. Where, however, no such specification is indicated, the proxy will be voted for the named nominees, for the ratification of PricewaterhouseCoopers LLP, and in the judgment of the Proxies on any other proposals. The approximate date on which this proxy statement and the enclosed proxy are first sent or given to stockholders is April 29, 2005.

        The stockholders of record on April 22, 2005, of the 1,647,914 outstanding shares of common stock of the Company, are entitled to notice of and to vote at the annual meeting. Each such share is entitled to one vote on each matter properly proposed at the annual meeting.

        The three nominees who receive the greatest number of votes cast for the election of directors at the 2005 annual meeting by these holders of the Company's common stock entitled to vote at the meeting, a quorum being present, shall become directors at the conclusion of the tabulation of votes. An affirmative vote of the holders of a majority of the voting power of the Company's common stock, present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, is necessary to approve the ratification of the appointment of PwC as independent registered public accounting firm to the Company for the 2005 fiscal year. Under Delaware law and the Company's Restated Certificate of Incorporation and By-Laws, the aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting will be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. If a quorum is present at the meeting, the total number of votes cast FOR each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Because the election of directors is determined on the basis of the greatest number of votes cast, abstentions and broker non-votes have no effect on the election of directors. With respect to other matters, shares present in person or by proxy but not voted, whether by abstention, broker non-vote, or otherwise, have the same legal effect as a vote AGAINST the matter even though the stockholder or interested parties analyzing the results of the voting may interpret such a vote differently.

        Stockholders may change their vote at any time prior to the vote at the annual meeting. Record holders may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Secretary of the Company prior to the annual meeting, or by attending the annual meeting and voting in person. Beneficial owners may change their vote by submitting new voting instructions to their broker, trustee or nominee, or, if the beneficial owner has obtained a proxy from his or her broker or nominee giving the beneficial owner the right to vote the shares, by attending the meeting and voting in person.

PROPOSAL 1
BOARD OF DIRECTORS

Election of Directors

        The Company has a Board of Directors consisting of nine persons, divided into three classes. The directors of each class serve terms of three years. At this year's Annual Meeting three directors are nominated for election to a three-year term to the class of directors with terms expiring in 2008. The Board has nominated Ralph W. Gidwitz, Peter E. Thieriot and Theodore R. Tetzlaff for election, all of whom are current directors.

        Information regarding each of the nominees is presented in the chart below. All of the nominees have indicated their willingness to serve if elected, but if any should be unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board of Directors who would be expected to continue, as nearly as possible, the existing management goals of the Company. No nominations for directors were received from stockholders, and no other candidates are eligible for election as directors at the 2005 Annual Meeting.

        The Proxyholders (named in the accompanying Proxy Card) intend to vote in favor of all of the Board's nominees, except to the extent a stockholder withholds authority to vote for any of the nominees.

        The Board of Directors recommends that stockholders vote "FOR" the Company's nominees as Directors.

Name, Age and Other Positions, if any, with Company	Served as Director Since	Business Experience	Current Term As Director Expires
Nominee Directors
Ralph W. Gidwitz, 69	1984	Managing Partner and Chief Executive Officer of Capital Results LLC (formerly Financial Capital, LLC) a financial consulting company, since 1996.	2005
Peter E. Thieriot, 62	2001	General Manager of Elk Mountain Ranch Company, LLC, a privately owned livestock ranch, since 1993.	2005
Theodore R. Tetzlaff, 61	1981	Partner in the law firm of McGuireWoods LLP since January 2002. General Counsel of Peoples Energy Corporation since 2003. Chairman of Metropolitan Pier & Exposition Authority, since 2005. Partner in the Chicago law firm of Jenner & Block from 1982 through 2001. Mr. Tetzlaff also served as General Counsel of Tenneco Inc., an oil and gas company, from 1992 to 1999.	2005

Continuing Directors
Thomas H. Carmody, 58	1994	Chairman of the Board of Ameridream, a charitable organization providing housing down payment assistance for qualifying individuals since 2003. Chief Executive Officer of Summitt International, LLC, a sports marketing and distribution company, since 1999. Mr. Carmody previously held the same position with Continental Sports Group, LLC, a sports marketing and distribution company, from 1998 to 1999.	2006
Ronald J. Gidwitz, 60	1974	Partner in GCG Partners, a strategic consulting and equity capital firm, since 1998.	2006
Darrell M. Trent, 66	1997	Chairman of the Board and Chief Executive Officer of Acton Development Company, Inc., a real estate development and property management company, since 1988.	2006
William D. Andrews, 57	2004	Former Senior Vice President, Executive Vice President and Director of Fixed Income for Stein, Roe & Farnham, a financial services company. Mr. Andrews served in such position for Stein, Roe & Farnham from 1986 to 2002.	2007
Betsy R. Gidwitz, 64	1996	Former Instructor at Massachusetts Institute of Technology until 1992.	2007
James G. Gidwitz, 58	1978	Chairman of the Board and Chief Executive Officer of the Company since 1983.	2007

Family Relationships

        James G. Gidwitz and Ronald J. Gidwitz are sons of Gerald S. Gidwitz. The late Joseph L. Gidwitz was Gerald S. Gidwitz's brother. Ralph W. Gidwitz is a son of, and Betsy R. Gidwitz is a daughter of, Joseph L. Gidwitz. Gerald S. Gidwitz, together with his descendants, as well as the descendants of Joseph L. Gidwitz are herein referred to as the "Gidwitz Family." See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

Corporate Governance/Board of Directors

        The Board of Directors recognizes the importance of good corporate governance as a means of addressing the needs of the Company's stockholders, employees, customers and community. Pursuant to the Delaware General Corporation Law, under which the Company is organized, the business, property and affairs of the Company are managed under the direction of the Board. Members of the Board are kept informed of the Company's business through discussions with the Chairman and management, by reviewing monthly financial and operational summaries and other materials prepared for them by management and by participating in meetings of the Board and its committees. During 2004, the Board held four meetings and the committees held a total of seven meetings. All directors attended 75% or more of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors during the time when they served except for Darrell M. Trent who was on leave until mid-May of 2004 serving as a volunteer with the Coalition Provisional Authority in Iraq. The Company's policy is to invite and encourage all directors to attend the annual meeting of stockholders. All current directors attended the 2004 meeting of stockholders.

        In furtherance of its corporate governance responsibilities, during April 2004, the Board of Directors adopted a formal Code of Ethics for the CEO and Senior Financial Officers and a formal General Code of Business Conduct and Ethics (attached hereto as Appendix A), which is intended to provide guidelines regarding the actions of all of the Company's directors, officers and employees.

Director Independence

        The Board of Directors has determined, after careful review, that William D. Andrews, Thomas H. Carmody, Theodore R. Tetzlaff, Peter E. Thieriot and Darrell M. Trent are independent members as defined by the American Stock Exchange (AMEX) corporate governance rules but that Mr. Tetzlaff does not satisfy the more strict independence rules of the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) as they pertain to directors serving on the Audit Committee of the Board. Based upon the Board's determination of member independence, the Board composition satisfies the AMEX requirement that a majority of the Board qualify as independent.

Director's Compensation

        Each director who is not an officer or employee of the Company receives a set fee of $10,000 per year plus additional fees of $500 for each Board meeting or Board committee meeting which he or she attends, with a $5,000 cap on the aggregate meeting fee in any given year.

Committees of the Board

        The Company's Board of Directors has established an Audit Committee, Compensation Committee and a Nominating Committee. Each Board committee consists solely of independent directors, as required and defined by the AMEX corporate governance rules and Sarbanes-Oxley. The Company believes that the committee charters comply with the rules of the AMEX and the requirements of Sarbanes-Oxley. All committee charters are available in print upon request by writing to the Corporate Secretary, Continental Materials Corporation, 200 South Wacker Dr. Suite 4000, Chicago, Illinois 60606.

Audit Committee

        The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally. Until the Board's first regularly scheduled meeting of 2004, the Audit Committee was composed of Theodore R. Tetzlaff, Ralph W. Gidwitz and Darrell M. Trent. At its March 8 Board meeting, the Board replaced Messrs. Tetzlaff and Gidwitz with Peter E. Thieriot and Thomas H. Carmody to comply with the independence rules of the AMEX and Sarbanes-Oxley. Also see "AUDIT COMMITTEE

REPORT" below for discussion of the Audit Committee's responsibilities. There were five Audit Committee meetings in fiscal year 2004.

Compensation Committee

        Similarly, until the Board's first regularly scheduled meeting of 2004, the Compensation Committee was composed of Ronald J. Gidwitz and Theodore R. Tetzlaff. At the March 8 meeting, the Board replaced Mr. Gidwitz with Darrell M. Trent to comply with the independence requirements of the AMEX and Sarbanes-Oxley. See "COMPENSATION COMMITTEE REPORT" for discussion of responsibilities. The Compensation Committee held one meeting, attended by both members (Theodore R. Tetzlaff and Ronald J. Gidwitz), in fiscal year 2004.

Nominating Committee

        In addition to the changes in committee membership, as noted above, the Board of Directors established a Nominating Committee at the March 8, 2004 meeting. Messrs. Thomas H. Carmody and Peter E. Thieriot were appointed by the Board to serve on this committee. The purpose of the Nominating Committee is to (a) review the composition of the Board for succession planning purposes, as well as to ensure that the skills and expertise deemed necessary for Board membership are well represented on the Company's Board; (b) identify individuals qualified to serve as members of the Board; (c) recommend to the Board director nominees to be presented at the annual meeting of stockholders and nominees to fill vacancies on the Board, whether caused by retirement, resignation, death, increase in the number of authorized directors or otherwise; and (d) develop and recommend to the Board such corporate governance policies as the Nominating Committee believes appropriate and desirable. Director nominees are generally identified through recommendations from members of the Board or management, however, candidates recommended by stockholders will be considered. To recommend a candidate for consideration by the Nominating Committee, a stockholder must submit the recommendation in writing to the Company's Corporate Secretary at the following address:

      Corporate Secretary
      Continental Materials Corporation
      200 South Wacker Dr. Suite 4000
      Chicago, Illinois 60606

        The Nominating Committee requires that the recommendation include the following:

  •
  the name and address of the stockholder making the recommendation and evidence of his or her ownership of Company stock, including the number of shares and period of ownership;

  •
  the name and address of the director candidate, and his or her resume or listing of qualifications, taking into account the criteria described below; and

  •
  the candidate's signed consent to be named in the proxy statement and to serve as a director if elected.

        For a candidate to be considered by the Nominating Committee for inclusion in the slate of nominees proposed by the Board at the next annual meeting of stockholders, the stockholder's recommendation must be received by the Corporate Secretary no later than December 28, 2005. The Company does not intend to evaluate nominees proposed by stockholders any differently than other nominees to the Board.

        The Nominating Committee maintains formal criteria for selecting directors to assure that each candidate:

  •
  possesses fundamental qualities of intelligence, honesty, business acumen, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility;

  •
  has a genuine interest in the Company and a recognition that as a member of the Board, each director is accountable to all Company stockholders;

  •
  has a background that demonstrates an understanding of business and financial affairs;

  •
  is or has been in a senior position in a corporation, university or major unit of government;

  •
  has no conflict of interest or legal impediment that would interfere with the duty or loyalty owed to the Company and its stockholders;

  •
  has the ability and be willing to spend the time required to function effectively as a director;

  •
  is compatible and able to work well with other directors and executives in a team effort with a view to a long-term relationship with the Company as a director; and

  •
  has independent opinions and is willing to state them in a constructive manner.

        The above criteria constitute minimum qualifications that a candidate recommended by the Nominating Committee to the Board of Directors must meet prior to being considered for a position.

        The Nominating Committee held one meeting, attended by both members, in fiscal year 2004. The Nominating Committee approved the inclusion of the three directors standing for re-election on the Company's proxy card for the 2005 annual meeting. A copy of the Nominating Committee Charter, which is reviewed and revised as appropriate, was filed as Appendix B to the Company's 2004 Proxy Statement.

Executive Sessions

        The Company's Board of Directors has determined that, in order to satisfy its corporate governance responsibilities, the Board will meet in executive session without management or any employee director present as often as deemed appropriate and at least annually. The Audit Committee is also required by its charter to meet at least annually in separate executive sessions with the independent auditor and management. These requirements were met during 2004.

Annual Assessment of Board and Committee Performance

        The Board began performing an annual review its own performance, structure and processes in order to assess its effectiveness during 2004. Each committee of the Board also conducted a similar annual self-evaluation.

Contacting the Board of Directors

        The Company has established a process for sending communications to members of the Board. Specifically, stockholders and other interested parties may contact any of the Company's directors, including the Chairman, by mail at the following address:

      Continental Materials Director
      c/o Corporate Secretary
      Continental Materials Corporation
      200 South Wacker Dr. Suite 4000
      Chicago, Illinois 60606

        All communications will be forwarded by the Company's Corporate Secretary directly to the named director or the Chairman of the Board, if no individual director is specified.

AUDIT COMMITTEE REPORT

        Management is responsible for Continental Materials' internal controls and financial reporting process. PwC is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on those statements. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee consists of three independent directors, as defined by the AMEX and Sarbanes-Oxley. The members of the Audit Committee are Peter E. Thieriot, Darrell M. Trent and Thomas H. Carmody. The Board has determined that Peter E. Thieriot qualifies as an "audit committee financial expert" as defined by the Securities and Exchange Commission.

Charter

        The Audit Committee's duties and responsibilities are set forth in a written charter, which was initially adopted and approved by the Board on May 24, 2000 and amended in January 2004 to address the requirements of Sarbanes-Oxley and the AMEX corporate governance rules. A copy of the Audit Committee Charter, as amended, was filed as Appendix A to the Company's 2004 Proxy Statement.

        In the course of fulfilling its responsibilities, the Audit Committee has:

  •
  engaged PwC as the Company's independent auditors;

  •
  reviewed and discussed the Company's audited financial statements with management;

  •
  reviewed and discussed with management the selection, application and disclosure of critical accounting policies of the Company and the Company's internal control procedures;

  •
  discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting;

  •
  discussed with PwC the selection, application and disclosure of the Company's critical accounting policies;

  •
  discussed with PwC the audit plan, scope, identification of audit risks and the Company's internal control procedures;

  •
  received written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

  •
  discussed with representatives of PwC the public accounting firm's independence from Continental Materials and management; and

  •
  considered whether the provision by PwC of non-audit services is compatible with maintaining PwC's independence.

Conclusion

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Continental Materials' audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

Peter E. Thieriot (Chairman)
Darrell M. Trent
Thomas H. Carmody

EXECUTIVE COMPENSATION

        The following table summarizes the compensation of the Company's chief executive officer and its two other named executive officers for the years 2002 through 2004.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation (1)	Restricted Stock Awards	Securities Underlying Options/SARs (#)	Long-Term Incentive Plan Payouts	All Other Compensation (2)
James G. Gidwitz Chairman and Chief Executive Officer (3)	2004 2003 2002	$460,100 442,400 442,400	$138,000 143,800 118,000	— — —	None None None	None None None	None None None	$84,161 175,299 (100,271)
Joseph J. Sum Vice President and Chief Financial Officer (4)	2004 2003 2002	212,100 203,900 203,900	53,000 59,800 46,000	— — —	None None None	None None None	None None None	38,907 44,922 14,914
Mark S. Nichter Secretary and Controller (5)	2004 2003 2002	123,800 119,000 119,000	24,500 25,500 21,000	$16,148 17,127 18,290	None None None	None None None	None None None	11,944 11,200 14,220

(1)
Other Annual Compensation represents amounts paid to Mr. Nichter from which he, in turn, reimburses the Company for the annual amounts expended for a leased car. Where no amounts are shown, Other Annual Compensation does not exceed the reporting thresholds.

(2)
All other compensation includes employer cash contributions to the Company's 401(k) Plan. For Messrs. Gidwitz and Sum, these amounts also include (a) amounts deferred under a Supplemental Profit Sharing Plan and (b) imputed gain or loss on the deferred balances. The imputed gain or loss is determined by applying the same rate of return to the deferred balances as the employee has realized on his 401(k) Plan investments exclusive of investments in the Company's common stock, if any.

(3)
Mr. Gidwitz, age 58, has served as a director of the Company since 1978, and has been Chairman of the Board and Chief Executive Officer of the Company since 1983.

(4)
Mr. Sum, age 57, currently serves as Chief Financial Officer, Vice President and Treasurer of the Company, and has been an officer of the Company since 1978. Mr. Sum has been Vice President and Treasurer of the Company since 1988. Mr. Sum previously served as Assistant Treasurer of the Company from 1978 through August 1988, Controller from 1979 through January 1989 and Secretary from 1983 through February 1993.

(5)
Mr. Nichter, age 54, currently serves as Secretary and Controller of the Company. Mr. Nichter has been an officer of the Company since 1989. Mr. Nichter has served as the Company's Secretary since 1992 and Corporate Controller since 1989.

Stock Options

        The Company's Amended and Restated 1994 Stock Option Plan provides for the granting of stock options to attract, retain and reward key managerial employees of the Company or its subsidiaries. The Stock Option Plan provides for the grant of options not to exceed, in the aggregate, 360,000 shares of Common Stock. Grants of options and option prices will be established by the Compensation Committee of the Board of Directors. Option prices may not be less than the fair market value of the stock at the date of the grant. On September 26, 1995, options for 156,000 were granted to five individuals. The options are exercisable for a ten-year period from the date of grant. Of this amount, 73,400 options remained outstanding at both the 2003 and 2004 fiscal year-ends. There have been no other grants of options since 1995.

        The following table sets forth the activity for 2004 regarding the number of shares acquired on exercise of options, the value realized, the number of shares for which options were outstanding and the value of those options as of the fiscal year end.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable (#)	Value of Unexercised In-the- Money Options at FY-End Exercisable/ Unexercisable
James G. Gidwitz	0	0	60,000/0	$1,237,650/0
Joseph J. Sum	0	0	13,400/0	271,410/0

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors makes recommendations to the Board concerning compensation for the Chief Executive Officer and determines compensation for other officers. The Committee also administers the Company's Amended and Restated 1994 Stock Option Plan with respect to executive officers and oversees other benefit plans. The Compensation Committee is comprised of independent directors, as discussed above under "Committees of the Board."

Compensation Philosophy

        It is the philosophy of the Company to ensure that executive compensation is linked to corporate performance. Accordingly, in years in which performance goals are achieved or exceeded, executive compensation should be higher than in years in which the performance is below expectations. At the same time, the Compensation Committee is cognizant of its need to offer compensation that is competitive. By providing the opportunity for compensation that is comparable to the levels offered by other similarly situated companies, the Company is able to attract and retain key executives. The Committee regularly reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. The Committee engages independent compensation consultants to assist it in determining the competitiveness of the Company's overall compensation structure.

Compensation Program Components

        To achieve its compensation goals, the compensation program consists primarily of two components, base salary and bonuses. Both components are reviewed annually considering corporate performance and individual initiative and performance. The executive officers can receive a significant portion of their total compensation through the performance-based bonus program. This places a large percentage of their compensation at risk while more closely aligning their interests with the interests of the Company's stockholders.

Salaries

        The Compensation Committee establishes salaries each year based on each officer's individual responsibilities, performance and through comparisons with companies of similar size and complexity. Officer salaries are typically reviewed and adjusted each year at the Committee's March meeting. The Committee awarded increases in officer salaries for 2004 to reward the improved performance of the last three quarters of 2003 and to reflect the increases in salaries paid by companies of similar size and complexity. This action was taken after management's suggestion to forego officer increases for 2003 due to the decline in operating performance at the end of 2002 and the beginning of 2003. As of the date of this proxy statement, the Committee had not yet met to discuss increases for 2005.

Cash Bonuses

        The bonus program is intended to provide an opportunity to receive additional cash compensation but only if it is earned through achievement of specified performance goals. At the beginning of each year, the Compensation Committee establishes the annual target goals for earnings and return on net investment considering the Company's annual business plan, the Company's prior year's performance and the performance of other companies in the industry segments in which the Company competes. Personal goals are also established for executives other than the Chief Executive Officer. The Committee then relies primarily on mathematical formulae in calculating the bonuses to be granted. The Committee believes that these performance measures serve to align the interests of executives with the interests of stockholders. During 2004, bonuses were awarded at the threshold level established for both earnings and return on net investment.

2004 Compensation of the Chief Executive Officer

        In evaluating the compensation of the Company's Chief Executive Officer, Mr. James G. Gidwitz, the Compensation Committee reviewed Mr. Gidwitz's existing compensation arrangements, the performance of the Company (taking into account the performance measures discussed above) and of Mr. Gidwitz, and compensation of chief executive officers in similarly situated companies. The Committee increased Mr. Gidwitz's salary by 4% during 2004. For comparison purposes, at management's suggestion, Mr. Gidwitz's salary was not raised during 2003 but was increased by 4.0% in 2002. In granting Mr. Gidwitz's fiscal year 2004 bonus, the Committee reviewed the Company's performance against the established targets for earnings and for the percentage return on net investment and awarded Mr. Gidwitz the threshold level of both goals. Accordingly, the Committee applied the mathematical formulae and granted Mr. Gidwitz a bonus of $138,000 for 2004 compared to $143,800 for the prior year. The 2004 bonus represented approximately 50% of his target bonus amount.

Stock Option and Long-Term Plans

        The Company maintains the Continental Materials Corporation Amended and Restated 1994 Stock Option Plan; however, no stock options were granted by the Board during fiscal year 2004. The Company has no other long-term compensation plans.

Conclusion

        After reviewing all of the components of its existing compensation program, including perquisites, the Compensation Committee has determined that the total annual compensation received by the officers of the Company is reasonable and competitive with the compensation programs provided by other corporations of similar size and complexity. Moreover, the Committee believes that it has set compensation at levels that reflect each executive officer's contribution towards the Company's objectives.

Submitted by the Compensation Committee of the Board of Directors

Theodore R. Tetzlaff
Darrell M. Trent

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

        Theodore R. Tetzlaff, a member of the Compensation Committee, is a partner in the law firm of McGuireWoods LLP. From time to time, the Company retains McGuireWoods to provide it with legal services. The dollar amount of fees paid to McGuireWoods by the Company during 2004 did not exceed 5% of that firm's annual gross revenues.

        The Company engaged in various transactions in which members of the Gidwitz Family, including Ronald J. Gidwitz, a member of the Compensation Committee during the first quarter of 2004, had an interest, as follows:

        The Company purchases insurance coverage for workers' compensation, general and product liability together with another company controlled by the Gidwitz Family to minimize insurance costs and to obtain other more favorable terms. The cost of such insurance is allocated based upon a formula that considers, among other things, sales levels, property values, loss exposure and claim experience. From time to time, the Company will advance payments to the insurance carriers on behalf of the individual members of the Group. The Company invoices each member of the Group for their respective share of each payment. The largest aggregate amount of indebtedness due from the Gidwitz Family controlled company at any time during the fiscal year 2004, with respect to this program, was approximately $93,000. The Company's participation in the Group has, in management's opinion, resulted in significant savings to the Company in terms of the cost of insurance premiums and other related charges.

Equity Compensation Plan Information

        Under the Company's Stock Option Plan (the Plan), officers and key employees may be granted options to purchase the Company's common stock at option prices established by the Compensation Committee of the Board of Directors provided the option price is not less than the fair market value at the date of the grant. The following is a summary of equity compensation plan information as of January 1, 2005:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	73,400	$6.56	227,600
Equity compensation plans not approved by security holders	0	0	0

Total	73,400	$6.56	227,600

COMPARISON OF TOTAL STOCKHOLDER RETURN

        The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its common stock for a five-year period (December 31, 1999 to December 31, 2004), with the cumulative total return of the American Stock Exchange Market Value Index ("ASEMVI"), and a peer group of companies selected by the Company. The "Peer Group" is more fully described below. Dividend reinvestment has been assumed with respect to the ASEMVI and the Peer Group. The companies in the Peer Group are weighted by market capitalization as of the beginning of the measurement period. The Company has never paid a dividend.

        The Company manufactures and markets products in two separate industries. These industries are (i) heating and air conditioning and (ii) construction materials, primarily ready mix concrete. The Company's principal activities have occurred exclusively in these two industries for over 15 years. The Peer Group selected by the Company for the above graph is a combination of companies from these two industries. The companies included in the Peer Group are: Centex Construction Products, Inc.; Devcon International Corp.; Fedders Corporation; Florida Rock Industries, Inc.; Hanson PLC; Lafarge Corporation; LSB Industries, Inc.; Martin Marietta Materials, Inc.; Mesteck, Inc.; and York International Corp. Martin Industries, Inc., previously included in the Peer Group, was liquidated during October of 2003.

	INDEXED RETURNS Years Ending
Company Name / Index	Base Period Dec99	Dec00	Dec01	Dec02	Dec03	Dec04
Continental Materials Corporation	100	60.87	86.93	117.83	119.30	117.93
American Stock Exchange Index	100	102.37	96.85	93.66	134.05	163.56
Peer Group	100	93.40	111.42	83.63	131.63	166.38

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following information is furnished as to the Common Stock of the Company owned beneficially as of April 15, 2005 by (i) each director, (ii) the named executive officers, (iii) directors and named executive officers as a group, and (iv) persons that have reported beneficial ownership of more than 5% of the Company's Common Stock.

Name and Address of Beneficial Owner	No. of Shares		Percent of Class (1)
Gidwitz Family(2) 200 South Wacker Drive, Suite 4000 Chicago, Illinois 60606	875,156	(3)	51.2%
Warren G. Lichtenstein 590 Madison Ave, 32nd Floor New York, New York 10023	335,700	(4)	20.4%
Franklin Advisory Services, LLC One Parker Plaza, 16th Floor Fort Lee, NJ 07024	99,500	(5)	6.0%
William D. Andrews	2,000		*
Thomas H. Carmody	200		*
James G. Gidwitz	94,438	(3)(6)	5.5%
Betsy R. Gidwitz	6,002	(7)	*
Ralph W. Gidwitz	6,002	(8)	*
Ronald J. Gidwitz	6,002	(9)	*
Mark S. Nichter	0		*
Joseph J. Sum	26,932	(10)	1.6%
Theodore R. Tetzlaff	0		*
Peter E. Thieriot	2,000		*
Darrell M. Trent	2,000		*
All directors, nominees and named officers as a group (includes ten persons)	932,000	(11)	54.1%

*
Percentage of shares beneficially owned does not exceed 1%.

(1)
Calculations are based on 1,647,914 shares of Common Stock outstanding as of April 15, 2005. Shares subject to options exercisable within 60 days of April 15, 2005 are considered for the purpose of determining the percent of the class held by the holder of such option, but not for the purpose of computing the percentages held by others.

(2)
The Gidwitz family includes James G. Gidwitz and Ronald J. Gidwitz, sons of Gerald S. Gidwitz. The late Joseph L. Gidwitz was Gerald S. Gidwitz's brother. Ralph W. Gidwitz is a son of, and Betsy R. Gidwitz is a daughter of, Joseph L. Gidwitz. Gerald S. Gidwitz, together with his descendants, as well as the descendants of Joseph L. Gidwitz are herein referred to as the "Gidwitz Family." The Gidwitz Family holdings include the shares identified in the table above and directly owned by James G. Gidwitz, Betsy R. Gidwitz, Ralph W. Gidwitz and Ronald J. Gidwitz, as well as the following shares:

  (a)
  727,126 shares owned by the CMC Partnership whose managing partners are Betsy R. Gidwitz, Gerald S. Gidwitz, James G. Gidwitz, Ralph W. Gidwitz, and Ronald J. Gidwitz;

  (b)
  5,256 shares owned by the CMC-GFAM Partnership whose beneficial owners are certain members of the Gidwitz Family, including trusts created for the benefit of the children of James G. Gidwitz and Ronald J. Gidwitz; and

  (c)
  30,330 shares held directly by members of the Gidwitz family members other than named directors and executive officers listed in the security ownership of management table above.

          With respect to the shares referenced in this Note, the beneficial owners indicated in (c) have sole voting and investment power and the beneficial owners indicated in (a) and (b) have shared voting and investment power.

(3)
Includes 28,436 shares credited to James G. Gidwitz's account in the Employees Profit Sharing Retirement Plan. Includes 60,000 shares of common stock subject to options exercisable within 60 days of April 15, 2005.

(4)
Includes 335,700 shares held by Steel Partners II, L.P. By virtue of his position with Steel Partners II, Mr. Lichtenstein has sole power to vote and dispose of such 335,700 shares. Information is per the most recent Schedule 13D filed with the Securities and Exchange Commission on January 23, 2003, as well as updated information provided by Mr. Lichtenstein to the Company on April 4, 2003.

(5)
Represents ownership of 99,500 shares reported in a Schedule 13G dated December 31, 2003, by Franklin Resources, Inc. (FRI), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC (FAS). According to the Schedule 13G, the shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of FRI. FAS, as the investment adviser, retains sole investment and voting power over the shares.

(6)
Does not include 727,126 shares held indirectly by James G. Gidwitz through CMC Partnership or 5,256 shares held indirectly by James G. Gidwitz through CMC-GFAM Partnership, over which he has shared voting and investment power.

(7)
Does not include 727,126 shares held indirectly by Betsy R. Gidwitz through CMC Partnership over which she has shared voting and investment power.

(8)
Does not include 727,126 shares held indirectly by Ralph W. Gidwitz through CMC Partnership over which he has shared voting and investment power.

(9)
Does not include 727,126 shares held indirectly by James G. Gidwitz through CMC Partnership or 5,256 shares held indirectly by James G. Gidwitz through CMC-GFAM Partnership, over which he has shared voting and investment power.

(10)
Includes 10,532 shares credited to Joseph J. Sum's account in the Employees Profit Sharing Retirement Plan. Includes 13,400 shares of common stock subject to options exercisable within 60 days of April 15, 2005.

(11)
Includes a total of 73,400 options exercisable within 60 days of April 15, 2005 held by James G. Gidwitz and Joseph J. Sum. Also included are 62,680 shares held by the Company's Employees Profit Sharing Retirement Plan, which includes: (a) 28,436 shares credited to James G. Gidwitz's account and 10,532 shares credited to Joseph J. Sum's account; and (b) 23,712 shares credited to other employees' accounts, as to which James G. Gidwitz, Mark S. Nichter and Joseph J. Sum share voting power (with respect to certain matters) as trustees of such Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and owners of more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission reports of beneficial ownership and changes in ownership, on Forms 3, 4 and 5. Such officers, directors and 10% owners are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. Except as provided below, to the Company's knowledge, all officers, directors and 10% owners of the Company complied with the Section 16(a) filing requirements during fiscal year 2004. William D. Andrews did not file his initial statement of beneficial ownership on Form 3. Mr. Andrews' first filing on Form 4 was not timely filed because of a delay in obtaining his access codes for filing.

Certain Relationships and Related Transactions

        The Company purchases insurance coverage for workers' compensation, general and product liability together with another company controlled by the Gidwitz Family to minimize insurance costs and to obtain other more favorable terms. The cost of such insurance is allocated based upon a formula that considers, among other things, sales levels, property values, loss exposure and claim experience. From time to time, the Company will advance payments to the insurance carriers on behalf of the individual members of the Group. The Company invoices each member of the Group for their respective share of each payment. The largest aggregate amount of indebtedness due from the Gidwitz Family controlled company at any time during the fiscal year 2004, with respect to this program, was approximately $93,000. The Company's participation in the Group has, in management's opinion, resulted in significant savings to the Company in terms of the cost of insurance premiums and other related charges.

        Theodore R. Tetzlaff has served as a director of the Company since 1981. Mr. Tetzlaff is also a partner in the law firm of McGuireWoods LLP. From time to time, the Company retains McGuireWoods to provide it with legal services. The dollar amount of fees paid to McGuireWoods did not exceed 5% of the firm's annual gross revenues.

PROPOSAL 2
RATIFICATION OF ENGAGEMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Board of Directors and the Audit Committee recommend ratification of the continued engagement of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2005. Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to request ratification of this selection by stockholders. Therefore, an appropriate resolution ratifying such employment will be submitted to the stockholders at the annual meeting. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of PwC, the Audit Committee will consider the selection of another independent registered public accounting firm for 2005 and future years.

        A representative of PwC is expected to be present at the stockholders' annual meeting to respond to appropriate questions and to make a statement if he/she so desires.

Audit Fees

        Fees for services performed by PwC relating to the 2004 audit of the consolidated annual financial statements, review of the financial statements included in the quarterly reports on Form 10-Q and statutory and regulatory filings or engagements, aggregated approximately $250,200 in 2004 and $192,600 in 2003.

Audit Related Fees

        Fees for services performed by PwC relating to the audit of the consolidated annual financial statements, including employee benefit plan audits and accounting consultations, aggregated approximately $21,400 in 2004 and $21,500 in 2003.

Tax Fees

        Fees for services performed by PwC for tax compliance, tax advice and tax planning aggregated approximately $13,900 in 2004 and $33,000 in 2003. Of these amounts, approximately $10,000 in 2004 and $29,000 in 2003 related to the identification of Enterprise Zone tax credits.

All Other Fees

        There were no other services rendered by, nor fees paid to, PwC during either 2004 or 2003.

Pre-approval of Audit and Permissible Non-Audit Services

        In accordance with the applicable rules of the Securities and Exchange Commission, the Audit Committee has established policies and procedures for pre-approval of all audit and permitted non-audit services to be provided by its independent registered public accounting firm. The Audit Committee must separately pre-approve the engagement of the independent registered public accounting firm to audit the Company's consolidated financial statements. The Audit Committee has established a pre-approval policy for engaging the independent registered public accounting firm for other audit and permissible non-audit services. Under the policy, the Audit Committee has specified audit, audit-related, tax and regulatory services that may be performed by the independent registered public accounting firm. The engagement for those services specified in the policy requires the further, separate pre-approval of the Chairman of the Audit Committee or the entire Audit Committee, if specific dollar thresholds set forth in the policy are exceeded. Services not specified in the policy will require separate pre-approval by the Audit Committee. The audit, audit-related, tax and other services provided by PwC in 2004, described above, were all approved by the Audit Committee in accordance with this policy. The audit, audit-related, tax and other services provided by PwC during 2003, described above, were performed prior to the establishment of the pre-approval policy and thus, were all individually pre-approved by the Audit Committee in accordance with its then current policy.

        The Audit Committee recommends that stockholders vote "FOR" the ratification of PwC as independent registered public accounting firm for the Company for the 2005 fiscal year.

STOCKHOLDER PROPOSALS AND OTHER MATTERS

        The deadline for receipt of stockholder proposals for inclusion in the Company's proxy statement for its 2006 annual meeting is December 28, 2005. With respect to stockholder proposals not included in the Company's proxy statement and form of proxy, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if, among other situations, the stockholder does not give timely notice of the matter to the Company by March 15, 2006. This notice requirement and deadline are independent of the notice requirement and deadline described above for a stockholder proposal to be considered for inclusion in the Company's proxy statement. Management does not know of any matters to be presented at the annual meeting other than those set forth in this proxy statement. If any other matters not now known come before the annual meeting, it is intended that the persons named in the proxies will act according to their best judgment.

EXPENSES

        The entire expense of preparing, printing and mailing the form of proxy and the material used for the solicitation thereof will be borne by the Company. In addition, the Company has retained the services of InvestorCom, Inc. to solicit proxies from nominees and brokers' accounts at a cost of approximately $4,500. Solicitation of proxies will be made by mail but also may be made through oral communications by directors, officers or employees of the Company who will receive no additional compensation for such efforts.

By Order of the Board of Directors,
James G. Gidwitz Chairman of the Board

APPENDIX A

CONTINENTAL MATERIALS CORPORATION
CODE OF BUSINESS CONDUCT AND ETHICS

For Officers, Directors and Employees

1.     INTRODUCTION

        Continental Materials Corporation and its subsidiaries (collectively, the "Company") is committed to adhering to the highest ethical, moral and legal standards in the conduct of its business and operations. This Code of Business Conduct and Ethics (the "Code") has been adopted by the Board of Directors of the Company and represents the Company's policies and guidelines regarding the actions of the Company's directors, officers and employees.

        This Code cannot address every situation that may arise in the course of business dealings. The Company expects its directors, officers and employees to use good judgment, high ethical standards, honesty and common sense in carrying out their duties and responsibilities to the Company.

        The Company intends to enforce vigorously the provisions of this Code. Violations could lead to disciplinary action, including dismissal, for cause, from the director's, officer's or employee's position with the Company, as well as possible civil and criminal liability.

2.     CONFLICTS OF INTEREST

        Directors, officers and employees are expected to act and to make decisions that are in the best interests of the Company and to avoid any situation that may present a potential or actual conflict between the interests of the Company and their own personal interests.

        A conflict of interest occurs when an individual's private interest interferes, or appears to interfere, in any way with the interests of the Company. No director, officer or employee of the Company should take any action that may make it difficult to perform his or her duties, responsibilities and services to the Company in an objective and effective manner. No director, officer or employee is allowed to work for, or provide services to, any competitor of the Company. No director, officer or employee of the Company, or any member of his or her immediate family, may accept employment with, or acquire a financial interest in, any entity doing business with the Company if the employment or interest could conflict with the individual's performance of his or her duties and responsibilities to the Company. The best policy is to avoid any direct or indirect business connection with the Company's customers, suppliers or competitors, except on the Company's behalf.

        A conflict of interest also arises when a director, officer or employee, or any member of his or her family, receives improper personal benefits as a result of his or her position with the Company. The Company is strictly prohibited from extending any personal loans to, or guaranteeing the personal obligations of, any director, officer or employee.

        Any director, officer or employee who may have a potential or apparent conflict of interest with the Company should immediately provide Mark Nichter, Secretary of the Company, with a written description of such actual or potential conflict of interest at the following address:

      Mr. Mark Nichter
      c/o Continental Materials Corporation
      200 South Wacker Dr. Suite 4000
      Chicago, Illinois 60606

        Directors, officers and employees who fail to disclose all such conflicts of interest are subject to discipline, including dismissal by the Company and possible civil and criminal liability.

3.     CORPORATE OPPORTUNITIES

        Directors, officers and employees are strictly prohibited from: (i) taking for themselves or personally benefiting from, opportunities that are discovered through the use of Company property, Company information or his or her position with the Company; (ii) using Company property, Company information, or his or her position with the Company for personal gain; and (iii) competing with the Company.

        Directors, officers and employees owe a duty to the Company to advance its legitimate interests when a corporate opportunity arises. If a director, officer or employee is presented with a business opportunity from which the Company could, in the course of its business, profit, he or she must present the opportunity to the Chairman of the Company's Board of Directors at the following address:

      Mr. James G. Gidwitz
      c/o Continental Materials Corporation
      200 South Wacker Dr. Suite 4000
      Chicago, Illinois 60606

        If the Company decides not to pursue the opportunity, then the Company will provide a written authorization to that individual permitting him or her to pursue the opportunity.

4.     CONFIDENTIALITY

        The success of the Company's business is highly dependent on maintaining the integrity of its confidential information and ensuring that information is used only for its intended purposes. Directors, officers and employees must maintain the confidentiality of, and not inappropriately use or disclose, information entrusted to them by the Company and its clients, except when such disclosure is mandated by the law. Confidential information includes all non-public information that might be useful to the Company's competitors or harmful to the Company or its clients, if disclosed.

5.     FAIR DEALING

        Directors, officers and employees should deal fairly with the Company's customers, suppliers, competitors and employees. They should not take unfair advantage of any person through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice, whether or not such action is unlawful. Directors, officers and employees must not make a deliberate misrepresentation regarding the Company or its business operations or create or assist any person in creating a false or misleading entry in any book or business record of the Company.

6.     PROTECTION AND PROPER USE OF THE COMPANY'S ASSETS

        Directors, officers and employees should protect the Company's assets, including all tangible property, trade secrets, intellectual property, computers and related information technology assets, and ensure their efficient and effective use. Theft, loss, misuse, carelessness and waste have a direct impact on the success and profitability of the Company. The Company has acquired its assets for the sole purpose of conducting the business and operations of the Company. The Company's assets may not be used for personal benefit and may not be sold, loaned, given away, or disposed of without proper authorization by the Company. All of the Company's assets should be used only for legitimate purposes and in accordance with established Company's policies.

7.     DISCRIMINATION AND HARASSMENT

        The Company is committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. Examples include derogatory comments based on racial or ethnic characteristics and unwelcome sexual advances. If any director, officer or employee becomes aware of or experiences any such illegal discrimination or harassment, he or she should immediately notify the local personnel manager or Mark Nichter at the above noted address.

8.     HEALTH AND SAFETY

        The Company strives to provide each employee with a safe and healthy work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices or conditions.

        Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs in the workplace will not be tolerated.

9.     RECORD-KEEPING

        The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. All of the Company's books, records, accounts and financial statements must by maintained in reasonable detail, must appropriately reflect the Company's transactions and conform both to applicable legal requirements and to the Company's system of internal controls.

10.   COMPLIANCE WITH LAWS, RULES AND REGULATIONS

        Directors, officers and employees must comply with all laws, rules, regulations and listing standards applicable to the Company, including insider trading laws. Directors, officers and employees who violate any law, rule, regulation or listing standard are subject to discipline, including dismissal by the Company, and possible civil and criminal liability.

        Directors, officers and employees must not trade securities of the Company or any other entity on the basis of non-public, material information acquired as a result of his or her position with the Company. "Insider trading" is a serious criminal offense and constitutes an unethical behavior. Insider trading occurs, for example, when a person trades securities while in possession of material, non-public information about the company involved. Information is "material" if it would affect an average person's decision whether to buy, hold or sell a security. Information is "non-public" if it has not been released to or absorbed by the investing public.

        The Company strictly prohibits and will not tolerate insider trading by its directors, officers or employees. Please see the Company's insider trading policy for more information. If a question arises regarding the Company's insider trading policies, contact Mark Nichter at 312.541.7207 for assistance.

11.   REPORTING OF UNETHICAL BEHAVIOR AND ACCOUNTING MATTERS

        The Company encourages its directors, officers and employees to talk with supervisors, managers, senior executive officers, committee members or any other appropriate person if he or she is in doubt about the best course of action for any particular situation. In addition, all directors, officers and employees should report all violations of any law, rule, regulation, listing standard or provision of this Code to their supervisors, managers, senior executive officers, committee members or any appropriate person. If the matter cannot be reported to any of these individuals, then the individual should call the Whistleblower Hotline as posted at each operating location.

        The Company encourages its directors, officers and employees to report any concerns that the individual may have regarding questionable accounting, internal accounting controls or auditing matters by calling the Whistleblower Hotline or writing to Peter E. Thieriot, Chairman of the Audit Committee, at the following address:

      Mr. Peter E. Thieriot
      Chairman of the Audit Committee
      Continental Materials Corporation
      200 South Wacker Dr. Suite 4000
      Chicago, Illinois 60606

        The Company has established control procedures to ensure that all such reports are confidential and anonymous.

        In accordance with the Company's Whistleblower Policy, no director, officer or employee will suffer retaliation in any form for reporting concerns in good faith. The Company will take appropriate corrective and/or disciplinary action against any person who retaliates against any director, officer or employee who reports a suspected violation of any law, rule, regulation, listing standard or provision of this Code. See the Company's Whistleblower Policy for more information.

12.   COMPLIANCE AND WAIVERS

        The Company requires its directors, officers and employees to strictly comply with this Code. Failure to comply may subject these persons to disciplinary action, including dismissal, for cause, from the director's, officer's or employee's position with the Company, as well as possible civil and criminal liability.

        The Board of Directors may grant to any director, officer or employee a waiver of any provision set forth in this Code. Any such waiver may be granted in the reasonable discretion of the Board of Directors. Any waivers will be disclosed to the stockholders of the Company, as may be deemed appropriate, in accordance with applicable regulations.

        All directors, officers and employees of the Company must work to implement and comply with this Code and should immediately report any known violations. In some situations, however, it is difficult to know if a violation has occurred. Because every situation cannot be anticipated, the following steps and concepts will assist in resolving potential problems:

  •
  Have all the facts: To reach the right solutions, the directors, officers, employees and the Company must be as fully informed as possible.

  •
  Ask yourself "What specifically am I being asked to do? Does it seem unethical or improper?": As a result, you will be able to focus on the specific question you are faced with and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.

  •
  Clarify your responsibility and role: In many situations and tasks, people share responsibility. Are your colleagues informed and have you discussed the situation? It may help to get others involved and discuss the problem.

  •
  Discuss the problem with your supervisor: This is the basic guidance for all situations. In many cases, your supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process.

  •
  Seek help from Company resources: In the rare case where it may not be appropriate to discuss an issue with your supervisor, or where you do not feel comfortable approaching your supervisor with your question, you may want to discuss it with your office manager or a human resources manager.

  •
  You may report ethical violations in confidence and without fear of retaliation: If your situation requires that your identity be kept secret, your anonymity will be protected. The Company does not permit retaliation of any kind against employees for good faith reports of ethical violations. Please see the Company's Whistleblower Policy for additional information.

  •
  Always ask first, act later: If you are unsure of what to do in any situation, seek guidance before you act.

CONTINENTAL MATERIALS CORPORATION

Proxy Card For Annual Meeting On May 25, 2005

        The undersigned hereby appoints Ronald J. Gidwitz and James G. Gidwitz as Proxies, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, either individually or jointly, as designated below, all the shares of common stock of Continental Materials Corporation held of record by the undersigned on April 22, 2005, at the annual meeting of stockholders to be held on May 25, 2005, or any adjournment thereof. This proxy is revocable at any time before it is exercised. Such revocation may be effected by written notice to the Secretary of the Company, by executing a subsequent proxy or by voting at the meeting in person.

        The Board of Directors unanimously recommends a vote FOR Proposals (1) and (2).

This Proxy will be voted as directed or, if no instructions are given, it will be voted "FOR" election of all nominees as Directors of the Company, and "FOR" approval and ratification of the appointment of independent auditors. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
YOUR VOTE IS IMPORTANT.

(Continued and to be signed on reverse side)

/*\ FOLD AND DETACH HERE /*\

CONTINENTAL MATERIALS CORPORATION
Please mark vote in oval in the following manner using dark ink only. ☐

		FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY To vote for all nominees listed below
1.	Election of three nominees to the Board of Directors. Ralph W. Gidwitz, Peter E. Thieriot and Theodore R. Tetzlaff
		☐	☐
(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

		For	Against	Abstain
2.	Approval and ratification of the Directors' appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2005.	☐	☐	☐

The Proxy is solicited on behalf of the Board of Directors of the Company.

Dated	, 2005

Signature
Signature if held jointly

Please sign exactly as name appears above. Executors, administrators, trustees, guardians, attorneys-in-fact, etc. should give their full titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a partnership, please sign in partnership name by authorized person. If stock is registered in two names, both should sign.

/*\ FOLD AND DETACH HERE /*\

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CONTINENTAL MATERIALS CORPORATION 200 South Wacker Drive Chicago, Illinois 60606 Annual Meeting of Stockholders PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL 1 BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
COMPENSATION COMMITTEE REPORT
COMPARISON OF TOTAL STOCKHOLDER RETURN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Section 16(a) Beneficial Ownership Reporting Compliance
Certain Relationships and Related Transactions
PROPOSAL 2 RATIFICATION OF ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS AND OTHER MATTERS
EXPENSES
CONTINENTAL MATERIALS CORPORATION CODE OF BUSINESS CONDUCT AND ETHICS For Officers, Directors and Employees